Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V48184-P08471 ! ! ! For All Withhold All For All Except For Against Abstain ! !! NUSCALE POWER CORPORATION To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. NUSCALE POWER CORPORATION 1100 NE CIRCLE BLVD., SUITE 200 CORVALLIS, OR 97330 01) Alan L. Boeckmann 02) James R. Breuer 03) Bum-Jin Chung 04) Alvin C. Collins, III 05) Shinji Fujino 06) James T. Hackett 07) John L. Hopkins 08) Kent Kresa 09) Kimberly O. Warnica Nominees: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 2. Ratification of Appointment of Independent Registered Public Accounting Firm. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1. Election of Directors The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposal: VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SMR2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

V48185-P08471 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. NUSCALE POWER CORPORATION Annual Meeting of Shareholders May 24, 2024 at 2:00 p.m., Pacific Time This proxy is solicited by the Board of Directors of NuScale Power Corporation The undersigned hereby appoints Robert K. Temple and R. Ramsey Hamady, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of NuScale Power Corporation Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareowners of NuScale Power Corporation to be held Friday, May 24, 2024 at 2:00 p.m., Pacific Time, virtually at www.virtualshareholdermeeting.com/SMR2024 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no such direction is made but the card is signed, this proxy will be voted FOR the election of all nominees under Proposal 1 and FOR Proposal 2, and in the discretion of the proxies with respect to such other business as may properly come before the meeting. Continued and to be signed on reverse side